                                                           EXHIBIT 10.12


                                     SUBSCRIPTION FORM

                         (To be executed by the registered holder to exercise the rights to purchase Common Shares evidenced by the within Warrant.)




     The undersigned hereby irrevocably subscribes for ____________ Common Shares pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment of $____________________ therefor, and requests that a certificate for such Common Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining Common Shares purchasable hereunder shall be delivered to the undersigned at the address stated below.



Dated:                                        Signed:
     -------------------------                      -------------------------

                                              Address:
                                                    -------------------------

                                                    -------------------------

                                                    -------------------------

                                     GEOGRAPHICS, INC.

                                  SUBSCRIPTION PROCEDURE



      Each prospective investor for the Units will be required to complete, execute and return to the Company the following documents included with the Confidential Private Term Sheet to the Placement Agent:

     1. SUBSCRIPTION AGREEMENT: Complete all the open lines on page 1 and complete all open lines, date and sign on page 6.

     2. PURCHASER QUESTIONNAIRE: Complete, date and sign the Purchaser Questionnaire attached to the Subscription Agreement. All items on pages i-iv need to be completed.

     3.   Return the completed forms with payment in full by check of $
per Unit subscribed for ($        minimum investment, subject to adjustment
of the minimum investment at the discretion of the Company and the Placement
Agent), payable to "                       " The subscription amount,
Subscription Agreement and Purchaser Questionnaire should be returned to the Placement Agent in the overnight delivery envelope provided for that purpose.

                                     SUBSCRIPTION AGREEMENT



Gentlemen:

     The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for Unit(s) of Common Stock, no par value ("Common Stock"), of the "Company") and warrants to purchase Common Stock at an
exercise price of $      per share of Common Stock ("Warrants").  The minimum
investment will be      Unit of $     (consisting of      shares of Common
Stock and Warrants to purchase      shares of Common Stock), subject to
reduction at the discretion of the Company and Culverwell & Co., Inc. (the
"Placement Agent").  The Company may issue up to      Units in this offering
representing aggregate subscriptions of          . The offering is being
conducted on a "best efforts" basis, and completion of this offering is not subject to the purchase of a minimum number of Units by investors. All funds received may be deposited directly to the Treasury of the Company. The
maximum offering is for $      .  The Company reserves the right to increase
the amount of the offering by up to      Units (representing subscriptions of
$      ) without prior authorization from subscribers in this offering.

     1.   SUBSCRIPTION.

          Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase
_____________ Unit(s) for an aggregate purchase price of $__________________.

          If the Offer is accepted, the Units(s) shall be paid for by the delivery of $____________ by cash, check or money order payable to the order
of "                          " which is being delivered contemporaneously
herewith.

     2.   CONDITIONS TO OFFER.

          The Offer is made subject to the following conditions: (i) that you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription

Agreement and to execute and deliver any and all further documents necessary to become a shareholder in the Company.

         The offering period for the Units is from the date of the Confidential Term Sheet to which this Subscription Agreement is an exhibit
until               (the "Termination Date"). There are Units being offered
on a "best efforts" basis. Inasmuch as there is no minimum Offer, all proceeds will be deposited directly into the Treasury of the Company. The Company and the Placement Agent reserve the right to increase the amount of
the offering by up to               Units or extend the Termination Date
without prior authorization from subscribers in this offering.

         Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

     3.  REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

         The undersigned, in order to induce the Company and the Placement Agent to accept this Offer, hereby warrants and represents as follows:

         (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

         (B) The undersigned represents that he (or she) (or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of
          or individuals with net worth in excess of           or annual
income exceeding $            or $             jointly with their spouse.

         (C) Neither the Company nor the Placement Agent has made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice except as contained herein or in the Company's Confidential Term Sheet.

         (D) The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

          (E) The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

          (F) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

          (G) The undersigned acknowledges that the Units have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and further understands that the undersigned is purchasing the Units without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act if a Prospectus were required to be delivered.

         (H) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

          (I) The Units being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution. By such representation, the undersigned acknowledges and represents that no other person has a beneficial interest in the Units subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the

     Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

          (J) The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Units except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel, in form and substance satisfactory to the Company, that registration under the Act and any applicable state securities laws is not required.

          (K) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock and Warrants if required in compliance with the Act or state securities laws:

               "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act an any applicable state securities laws is available."

                The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (K) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

     4.   INDEMNIFICATION.

          The undersigned understands that the Units acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company and the Placement Agent will rely on such representations in accepting any subscriptions for the Units and that the Company and the Placement Agent may take such steps as they consider reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company and the Placement Agent against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

     5.  NO WAIVER.

         Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

     6.  REVOCATION.

         The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

     7.  TERMINATION OF SUBSCRIPTION AGREEMENT.

         If the Company elects to cancel this Subscription Agreement, provided that they return to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

     8.  MISCELLANEOUS.

         (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below, to

         (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         (C) The provisions of this Subscription Agreement shall survive the execution thereof.

     9.  CERTIFICATION.

         The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.


The Units are to be                   ---------------------------------------
issued in (check ONE box):            Print Name of Investor


      individual name                 ---------------------------------------
-----                                 Print Name of Joint Investor
                                      (if applicable)

      joint tenants with
----- rights of survivorship          ---------------------------------------
                                      Signature of Investor


      tenants in the entirety         ---------------------------------------
-----                                 Signature of Joint Investor


      corporation (an officer
----- must sign)                      By:
                                         -----------------------------------
                                         (If an entity list name and title)


      partnership (all general
----- partners must sign)
                                      --------------------------------------


      in the name of the Trust
-----

Accepted as of the       day
                   -----
of                      , 199
   ---------------------

GEOGRAPHICS, INC.



By:
    -----------------------------


By:
    -----------------------------
      Authorized Person